FINANCIAL STATEMENTS
UNAUDITED
Special Value Opportunities Fund, LLC
September 30, 2005

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

                        Financial Statements (unaudited)

                  For the Nine Months Ended September 30, 2005

                                    CONTENTS

Unaudited Financial Statements

Statement of Assets and Liabilities ...........................................1
Statement of Investments in Securities of Unaffiliated Issuers ................2
Statement of Investments in Securities of Affiliates ..........................5
Statement of Operations .......................................................6
Statements of Changes in Net Assets ...........................................7
Statement of Cash Flows .......................................................8
Notes to Financial Statements .................................................9

Supplemental Information

Portfolio Asset Allocation ...................................................25

Special Value Opportunities Fund, LLC (the "Company") files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Company's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company's proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period may be obtained without charge on the SEC's website at http://www.sec.gov, or by calling the Company's adviser, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

                 Statement of Assets and Liabilities (unaudited)
                               September 30, 2005

                                                                                             COST           FAIR VALUE
                                                                                        --------------------------------
ASSETS
Investments in securities of unaffiliated issuers:
    Debt securities                                                                     $ 346,493,455      $ 360,134,507
    Equity securities                                                                         808,225          1,248,652
                                                                                        --------------------------------
Total investments in securities of unaffiliated issuers                                   347,301,680        361,383,159

Investments in affiliates:
    Debt securities                                                                        22,842,955         24,015,098
    Equity securities                                                                      29,617,982         47,366,992
                                                                                        --------------------------------
Total investments in affiliates                                                            52,460,937         71,382,090

                                                                                        --------------------------------
Total investments                                                                         399,762,617        432,765,249

Cash and cash equivalents                                                                                    214,784,017
Accrued interest income on securities of unaffiliated issuers                                                  6,764,525
Accrued interest income on securities of affiliated issuers                                                      188,512
Prepaid expenses and other assets                                                                                 28,844
Deferred debt issuance costs                                                                                   6,440,539
                                                                                                           -------------
Total assets                                                                                                 660,971,686
                                                                                                           -------------

LIABILITIES
Credit facility payable                                                                                      185,000,000
Payable for investment securities purchased                                                                   32,309,573
Performance fees payable                                                                                       6,624,752
Dividends payable                                                                                              5,000,000
Management and advisory fees payable                                                                           1,481,250
Open option contracts written                                                                                    410,913
Accrued expenses and other liabilities                                                                         1,178,014
                                                                                                           -------------
Total liabilities                                                                                            232,004,502
                                                                                                           -------------

PREFERRED STOCK
Auction rate money market preferred stock; $25,000/share liquidation preference;
    9,520 shares authorized, 4,284 shares issued and outstanding                                             107,100,000
Accumulated dividends on auction rate money market preferred stock                                               200,980
Series S; $1,000/share liquidation preference; 1 share authorized, no shares issued
    and outstanding                                                                                                   --
Series Z; $500/share liquidation preference; 400 shares authorized, issued and
    outstanding                                                                                                  200,000
Accumulated dividends on Series Z preferred stock                                                                  9,889
                                                                                                           -------------
Total preferred stock                                                                                        107,510,869
                                                                                                           -------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                               $ 321,456,315
                                                                                                           =============

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Common stock, $0.001 par value, unlimited shares authorized, 16,924.787 shares
    issued and outstanding                                                                                 $          17
Paid-in capital in excess of par                                                                             294,422,657
Distributions in excess of net investment income                                                             (11,552,052)
Accumulated net realized gain on investments                                                                   6,204,843
Accumulated net unrealized gain on investments                                                                32,591,719
Accumulated dividends to preferred shareholders                                                                 (210,869)
                                                                                                           -------------
Net assets applicable to common shareholders                                                               $ 321,456,315
                                                                                                           =============

Common stock, NAV per share                                                                                $   18,993.23

See accompanying notes.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

   Statement of Investments in Securities of Unaffiliated Issuers (unaudited)

                               September 30, 2005

         Showing Percentage of Total Cash and Investments of the Company

                                                                                                           PERCENT OF
                                                                             PRINCIPAL          FAIR        CASH AND
SECURITY                                                                      AMOUNT            VALUE      INVESTMENTS
----------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES (55.62%)
BANK DEBT (32.45%) (1)
PERSONAL TRANSPORTATION (17.38%)
Delta Airlines, Inc. DIP Term Loan C, Prime + 8.25%, due 3/16/08
   (Acquired 9/23/05, Amortized Cost $55,417,211)                         $ 56,261,128     $ 57,527,003        8.88%
Northwest Airlines, Inc. 1st Preferred Mortgage, 12.19%, due 10/12/16
   (Acquired 10/12/04, Amortized Cost $30,343,820) (2)                    $ 30,622,712       30,469,598        4.71%
Northwest Airlines, Inc. 1st Preferred Mortgage, 12.19%, due 11/19/17
   (Acquired 11/19/04, Amortized Cost $17,504,356) (2)                    $ 17,715,014       17,626,439        2.72%
   (Acquired 2/28/05, Amortized Cost $2,648,896) (2)                      $  2,680,775        2,667,371        0.41%
   (Acquired 6/22/05, Amortized Cost $3,185,102) (2)                      $  3,223,434        3,207,317        0.50%
   (Acquired 8/5/05, Amortized Cost $992,434) (2)                         $  1,004,378          999,356        0.16%
                                                                                           ------------
TOTAL PERSONAL TRANSPORTATION                                                               112,497,084

PRINTING/PUBLISHING (4.86%)
Weekly Reader Corp. Tranche B Term Loan, LIBOR + 8.5% Cash + 1% PIK,
    due 7/22/09
    (Acquired 7/22/05, Amortized Cost $31,646,884)                        $ 31,646,884       31,488,650        4.86%

TELECOMMUNICATIONS (4.59%)
Integra Telecom, Inc. 1st Lien Senior Secured Term Loan,
    LIBOR + 7% Cash + 2% PIK, due 9/14/09
   (Acquired 9/20/04, Amortized Cost $29,485,765)                         $ 29,852,661       29,703,397        4.59%

UTILITIES (5.62%)
La Paloma Generating Co. Residual Bank Debt
    (Acquired 2/2/05, 3/18/05, and 5/6/05, Cost $26,224,538) (2)          $ 34,463,939       28,969,675        4.47%
Mach Gen, LLC Bank Debt
    (Acquired 8/17/05, Cost $6,942,432) (2)                               $  5,870,979        7,426,788        1.15%
                                                                                           ------------
TOTAL UTILITIES                                                                              36,396,463

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

   Statement of Investments in Securities of Unaffiliated Issuers (unaudited)
                                   (Continued)

                               September 30, 2005

         Showing Percentage of Total Cash and Investments of the Company

                                                                                         PRINCIPAL                      PERCENT OF
                                                                                          AMOUNT           FAIR          CASH AND
SECURITY                                                                                 OR SHARES         VALUE        INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES (CONTINUED)
CORPORATE FIXED INCOME SECURITIES (23.17%)
AUTOMOBILES (4.67%)
EaglePicher Holdings Senior Notes, 9.75%, due 9/1/13 (2)                               $ 40,958,000     $ 30,206,525        4.67%

DIVERSIFIED/CONGLOMERATE MANUFACTURING (2.25%)
Mastec, Inc. Senior Sub. Notes, 7.75%, due 2/1/08                                      $ 14,644,000       14,589,085        2.25%

LEISURE, AMUSEMENT, MOTION PICTURES AND ENTERTAINMENT (5.73%)
Bally Total Fitness Holdings, Inc. Senior Sub. Notes, 9.875%, due 10/15/07             $ 40,349,000       37,121,080        5.73%

PRINTING/PUBLISHING (0.21%)
Phoenix Color Corp. Senior Subordinated Notes, 10.375%, due 2/1/09                     $  1,501,000        1,388,425        0.21%

UTILITIES (7.20%)
Calpine Generating Co.
    Secured Floating Rate Notes, LIBOR + 9%, due 4/11/11                               $ 38,324,000       36,216,180        5.59%
    Secured Notes, 11.50%, due 4/11/11                                                 $ 11,292,000       10,388,640        1.61%
                                                                                                        ------------
TOTAL UTILITIES                                                                                           46,604,820

MISCELLANEOUS SECURITIES (3.11%)
Miscellaneous Securities (3)                                                           $ 23,490,000       20,138,978        3.11%

                                                                                                        ------------
TOTAL DEBT SECURITIES OF UNAFFILIATED ISSUERS (COST $346,493,455)                                        360,134,507
                                                                                                        ------------

EQUITY AND EQUITY RELATED SECURITIES (0.19%)
DIVERSIFIED/CONGLOMERATE MANUFACTURING (0%)
Put Option for 816,615 Intentia International AB Series A Common Shares,
    expires 3/31/06 (Acquired 2/12/05, Cost $0) - (Sweden) (2), (4), (5)                          1               --        0.00%

LEISURE, AMUSEMENT, MOTION PICTURES AND ENTERTAINMENT (0.19%)
Bally Total Fitness Holdings, Inc. Restricted Common Stock
    (Acquired 8/24/05, Cost $808,225) (2), (6)                                              372,454        1,248,652        0.19%

UTILITIES (0%)
Mach Gen, LLC Common Units
    (Acquired 8/17/05, Cost $0) (2), (7)                                                        476               --        0.00%
Mach Gen, LLC Preferred Units
    (Acquired 8/17/05, Cost $0) (2), (7)                                                      1,801               --        0.00%
                                                                                                        ------------
TOTAL UTILITIES                                                                                                   --

                                                                                                        ------------
TOTAL EQUITY AND EQUITY RELATED SECURITIES OF UNAFFILIATED ISSUERS (COST $808,225)                         1,248,652
                                                                                                        ------------

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

   Statement of Investments in Securities of Unaffiliated Issuers (unaudited)
                                   (Continued)

                               September 30, 2005

         Showing Percentage of Total Cash and Investments of the Company

                                                                                                        PERCENT OF
                                                                       PRINCIPAL          FAIR           CASH AND
SECURITY                                                                AMOUNT            VALUE         INVESTMENTS
-------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS (33.17%)
Abbey National Commercial Paper, 3.78%, due 10/7/05                  $  6,000,000     $  5,994,960         0.93%
Abbey National Commercial Paper, 3.585%, due 10/21/05                $ 25,000,000       24,890,458         3.84%
American Express Commercial Paper, 3.73%, due 10/13/05               $  6,000,000        5,991,296         0.92%
American Express Commercial Paper, 3.58%, due 10/12/05               $ 25,000,000       24,912,986         3.85%
Citigroup Funding Commercial Paper, 3.80%, due 10/7/05               $  6,500,000        6,495,197         1.00%
GECC Commercial Paper, 3.70%, due 10/13/05                           $  6,000,000        5,991,367         0.92%
GECC Commercial Paper, 3.65%, due 10/17/05                           $ 25,000,000       24,883,403         3.84%
Toyota Motor Credit Corp. Paper, 3.65%, due 10/3/05                  $ 31,000,000       30,987,428         4.79%
UBS Finance Commercial Paper, 3.80%, due 10/6/05                     $  6,000,000        5,995,567         0.93%
UBS Finance Commercial Paper, 3.65%, due 10/24/05                    $ 25,000,000       24,893,542         3.84%
Union Bank of California Commercial Paper, 3.60%, due 10/3/05        $ 31,000,000       30,987,600         4.79%
Wells Fargo Certificate of Deposit, 3.65%, due 10/12/05              $ 22,000,000       22,000,000         3.40%
Wells Fargo Bank Overnight REPO                                      $    122,770          122,770         0.02%
Cash Held on Account at Various Institutions                         $    637,443          637,443         0.10%
                                                                                      ------------
TOTAL CASH AND CASH EQUIVALENTS                                                        214,784,017
                                                                                      ------------

TOTAL CASH AND INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS                      $576,167,176        88.98%
                                                                                      ============

Notes to Statement of Investments in Securities of Unaffiliated Issuers:

(1) Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(2)   Non-income producing security.

(3)   Miscellaneous Securities is comprised of two unrestricted positions.

(4)   Denominated in Swedish Kronor and converted to US Dollars.

(5) Acquired in connection with an open call option written by the Company, as discussed in Note 2 to the financial statements.

(6) Registration of this issue of restricted stock may be forced by a majority of the eligible holders of the issue by written notice to the issuer once the issuer becomes eligible to use a short form registration statement on Form S-3. On the date of acquisition, the Company owned $40,349,000 par of unrestricted Bally Total Fitness Holdings, Inc. 9.875% Senior Subordinated Notes, due 10/15/07, with a carrying value of $35,507,120.

(7) The Mach Gen common and preferred units are nondetachable from the Mach Gen bank debt listed above, and therefore may be considered to be subject to the same contractual restrictions.

Aggregate purchases and aggregate sales of investment securities of unaffiliated issuers, other than Government securities, totaled $263,924,402 and $115,500,018, respectively. Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities of unaffiliated issuers as of September 30, 2005 was $211,334,246, or 32.64% of total cash and investments of the Company.

See accompanying notes.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

             Statement of Investments in Affiliates (1) (unaudited)

                               September 30, 2005

         Showing Percentage of Total Cash and Investments of the Company

                                                                                 PRINCIPAL                       PERCENT OF
                                                                                  AMOUNT           FAIR           CASH AND
SECURITY                                                                         OR SHARES         VALUE         INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES (3.71%)
BANK DEBT (3.11%) (2)
DIVERSIFIED/CONGLOMERATE MANUFACTURING (3.11%)
Intentia International AB Secured Notes, LIBOR + 9%, due 9/14/09
   (Acquired 9/13/04, Amortized Cost $18,441,685) - (Sweden)                    $18,835,419     $20,153,898         3.11%

CORPORATE FIXED INCOME SECURITIES (0.60%)
DIVERSIFIED/CONGLOMERATE MANUFACTURING (0.60%)
International Wire Group Senior Secured Notes, 10%, due 10/15/11
   (Received 10/20/04, Cost $4,401,270) (4)                                     $ 3,940,000       3,861,200         0.60%

                                                                                                -----------
TOTAL DEBT SECURITIES OF AFFILIATES (COST $22,842,955)                                           24,015,098
                                                                                                -----------

EQUITY AND EQUITY RELATED SECURITIES (7.31%)
DIVERSIFIED/CONGLOMERATE MANUFACTURING (7.31%)
Intentia International AB Series A Common
   (Acquired 2/12/05, Cost $3,723,408) - (Sweden) (3), (4), (5), (6)              1,275,680       4,169,285         0.64%
   (Acquired 9/13/04, Cost $436,499) - (Sweden) (3), (4), (5), (6)                  359,893       1,176,231         0.18%
Intentia International AB Series B Common
   (Acquired 9/13/04, Cost $15,876,598) - (Sweden) (3), (4), (5), (6)            13,090,237      38,198,450         5.90%
International Wire Group, Inc. Common Stock
   (Received 10/20/04, Cost $9,581,477) (3), (4), (6)                               637,171       3,823,026         0.59%
                                                                                                -----------
TOTAL EQUITY AND EQUITY RELATED SECURITIES OF AFFILIATES (COST $29,617,982)                      47,366,992
                                                                                                -----------

TOTAL INVESTMENTS IN SECURITIES OF AFFILIATED ISSUERS (COST $52,460,937)                        $71,382,090        11.02%
                                                                                                ===========

Notes to Statement of Investments in Affiliates:

(1) The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

(2) Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(3)   Investment is not a controlling position.

(4) Securities regulations temporarily restrict the sale of this security due to membership on the Board of Directors of the issuer by an affiliate of the Company.

(5)   Denominated in Swedish Kronor and converted to US Dollars.

(6)   Non-income producing security.

Aggregate purchases and aggregate sales of investment securities of affiliated issuers, other than Government securities, totaled $3,723,408 and zero, respectively. Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities of affiliated issuers as of September 30, 2005 was $71,382,090, or 11.02% of total cash and investments of the Company.

See accompanying notes.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

                       Statement of Operations (unaudited)

                  For the Nine Months Ended September 30, 2005

INVESTMENT INCOME:
    Interest income from investments in securities of unaffiliated issuers      $  22,048,089
    Interest income from investments in affiliates                                  2,019,726
    Income from original issue discount                                               149,413
    Other income                                                                    1,028,524
                                                                                -------------
Total interest and related investment income                                       25,245,752
                                                                                -------------

OPERATING EXPENSES:
    Management fees                                                                13,331,250
    Performance fees                                                                6,624,752
    Credit enhancement fees                                                         1,264,943
    Interest expense                                                                1,059,993
    Legal fees, professional fees and due diligence expenses                          739,383
    Amortization of deferred debt issuance costs                                      709,837
    Commitment fees                                                                   660,356
    Insurance expense                                                                 346,433
    Director fees                                                                     161,250
    Other operating expenses                                                          504,231
                                                                                -------------
Total expenses                                                                     25,402,428
                                                                                -------------

NET INVESTMENT INCOME                                                                (156,676)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments:
       Proceeds from sales, maturities and paydowns                               115,500,018
       Cost of investments sold, paid down, or matured                            109,295,175
                                                                                -------------
    Net realized gain on investments                                                6,204,843

    Change in net unrealized gain on investments:
       Net unrealized gain, beginning of period                                    17,235,561
       Net unrealized gain, end of period                                          32,591,719
                                                                                -------------
    Net change in unrealized gain on investments                                   15,356,158
                                                                                -------------
Net realized and unrealized gain on investments                                    21,561,001
                                                                                -------------

Distributions to preferred shareholders                                            (1,895,376)
Net change in reserve for potential distributions to preferred shareholders         1,539,793

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
  RESULTING FROM OPERATIONS                                                     -------------
                                                                                $  21,048,742
                                                                                =============

See accompanying notes.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

                       Statements of Changes in Net Assets

                                                                                           NINE
                                                                                       MONTHS ENDED
                                                                                    SEPTEMBER 30, 2005
                                                                                        (UNAUDITED)                2004(1)
                                                                                    ------------------      ------------------
Total common shareholder committed capital                                          $      711,000,000      $      711,000,000
                                                                                    ==================      ==================

Net assets applicable to common shareholders, beginning of period                   $      235,307,573      $               --

    Common shareholder contributions, gross                                                 71,100,000             248,850,000
    Equity placement and offering costs charged to paid-in capital                                  --             (18,609,176)
                                                                                    ------------------      ------------------
    Common shareholder contributions, net                                                   71,100,000             230,240,824

    Net investment loss                                                                       (156,676)             (6,788,961)
    Net realized gain on investments                                                         6,204,843                 301,860
    Net change in unrealized gain on investments                                            15,356,158              17,235,561
    Distributions to preferred shareholders from:
       Net investment income                                                                (1,895,376)                     --
       Returns of capital                                                                           --                (432,049)
                                                                                    ------------------      ------------------
    Total distributions to preferred shareholders                                           (1,895,376)               (432,049)

    Net change in reserve for potential distributions to preferred shareholders              1,539,793              (1,749,662)
                                                                                    ------------------      ------------------
    Net increase in net assets applicable to common shareholders resulting
       from operations                                                                      21,048,742               8,566,749

    Distributions to common shareholders from net investment income                         (6,000,000)             (3,500,000)

Net assets applicable to common shareholders, end of period (including
    distributions in excess of net investment income of $11,552,052 and             ------------------      ------------------
    $3,500,000, respectively)                                                       $      321,456,315      $      235,307,573
                                                                                    ==================      ==================

See accompanying notes.

----------------------------------------------------
(1) The Fund commenced operations on July 13, 2004

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

                       Statement of Cash Flows (unaudited)

                  For the Nine Months Ended September 30, 2005

OPERATING ACTIVITIES:
Net increase in net assets applicable to common shareholders resulting from operations     $  21,048,742
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
       Net realized gain on investments                                                       (6,204,843)
       Net change in unrealized gain on investments                                          (15,356,158)
       Dividends paid to auction rate money market preferred shareholders                      1,895,376
       Decrease in reserve for potential dividends to preferred shareholders                  (1,539,793)
       Income from original issue discount                                                      (149,413)
       Income from paid in-kind capitalization                                                (1,519,588)
       Amortization of deferred debt issuance costs                                              709,837
       Changes in assets and liabilities:
          Purchases of investment securities                                                (267,647,810)
          Proceeds from sales, maturities and paydowns of investment securities              115,500,018
          Decrease in prepaid expenses and other assets                                          371,298
          Increase in accrued interest income on securities of unaffiliated issuers           (5,160,641)
          Increase in accrued interest income on securities of affiliated issuers               (104,757)
          Increase in payable for investment securities purchased                             17,323,323
          Increase in performance fees payable                                                 6,624,752
          Decrease in directors fees payable                                                     (53,750)
          Increase in accrued expenses and other liabilities                                     378,763
                                                                                           -------------
Net cash used in operating activities                                                       (133,884,644)
                                                                                           -------------

FINANCING ACTIVITIES:
Proceeds from draws on credit facility                                                       330,000,000
Payments to credit facility                                                                 (236,000,000)
Proceeds from issuance of common shares                                                       71,100,000
Proceeds from issuance of auction rate money market preferred shares                          34,600,000
Dividends paid to common shareholders                                                         (4,500,000)
Dividends paid to auction rate money market preferred shareholders                            (1,895,376)
                                                                                           -------------
Net cash provided by financing activities                                                    193,304,624
                                                                                           -------------

Net increase in cash and cash equivalents                                                     59,419,980
Cash and cash equivalents at beginning of period                                             155,364,037
                                                                                           -------------
Cash and cash equivalents at end of period                                                 $ 214,784,017
                                                                                           =============

See accompanying notes.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

                    Notes to Financial Statements (unaudited)

                               September 30, 2005

1. ORGANIZATION AND NATURE OF OPERATIONS

Special Value Opportunities Fund, LLC (the "Company"), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Company has elected to be treated as a regulated investment company ("RIC") for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on February 18, 2004. Investment operations commenced and initial funding was received on July 13, 2004. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.

Tennenbaum Capital Partners, LLC ("TCP") serves as the Investment Manager of the Company. Babson Capital Management LLC serves as Co-Manager. TCP is controlled and managed by Tennenbaum & Co., LLC ("Tennenbaum & Co.") and certain affiliates. The Company, TCP, Tennenbaum & Co., and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors. The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of four persons, three of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company's Directors. The remaining directors of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

COMPANY STRUCTURE

Total maximum capitalization of the Company is $1.422 billion, consisting of $711 million of capital committed by investors to purchase the Company's common shares, $238 million of Auction Rate Money Market Preferred Shares ("APS"), $473 million under a Senior Secured Revolving Credit Facility (the "Senior Facility"), $200,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7). The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the

Company. Substantially all of these investments will be included in the collateral for the Senior Facility and are available to pay certain fees and expenses of the Company incurred in connection with its organization and capitalization. At September 30, 2005, there was $185 million outstanding under the Senior Facility.

Credit enhancement with respect to the APS and Senior Facility is provided by a AAA/Aaa rated monoline insurer (the "Insurer") through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer. Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility. The cost of the surety polices is 0.20% for unutilized portions of the Money Market preferred shares and the Senior Facility, and 0.40% for the outstanding portions of those sources of capital.

The Company will liquidate and distribute its assets and will be dissolved at July 13, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company's equity interests. However, the Operating Agreement will prohibit the liquidation of the Company prior to July 13, 2014 if the APS are not redeemed in full prior to such liquidation.

INVESTOR CAPITAL

Investors have committed to purchase $711 million of the Company's common shares over a two-year period on dates specified by the Company. On July 13, 2004, each investor contributed 20% of its capital commitment to purchase common shares. The Company called an additional 15% of the common share commitment which was received by the Company during the week of November 15, 2004. On March 18, 2005, the Company called an additional 10% of the common share commitment which was received by the Company on or about April 29, 2005. The Company expects to call and receive the remaining 55% of the common share commitments by July 12, 2006. The ratio of contributed to committed capital as of September 30, 2005 was 0.45:1.

AUCTION RATE MONEY MARKET PREFERRED CAPITAL

At September 30, 2005, the Company had 4,284 shares of APS issued and outstanding with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). The APS are redeemable at the option of the Company, subject to certain limitations. Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company's option. Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act. As of September 30, 2005, the Company was in full compliance with such requirements.

The auction agent receives a fee from the Company for its services in connection with auctions of APS and compensates broker-dealers at an annual rate of 0.25% of the purchase price of the shares of the APS that are issued and outstanding. The Company has entered into an agreement with a major broker-dealer to underwrite initial issuances of the APS for a two-year period based on an agreed-upon drawdown schedule and subject to certain criteria.

The issuances of the APS are expected to total $238 million of the Company's total capitalization. On July 13, 2004, $37.5 million of the total expected APS issuance was received upon issuance of 1,500 shares. On October 20, 2004, the Company received $35.0 million upon issuance of an additional 1,400 shares of APS. On June 21, 2005, the Company received $34.6 million upon issuance of an additional 1,384 shares of APS.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). In the opinion of the Investment Manager, the financial results of the Company included herein contain all adjustments necessary to present fairly the financial position of the Company as of September 30, 2005, and the results of its operations, changes in net assets and cash flows for the nine months ended September 30, 2005. The results of operations for the nine months ended September 30, 2005 are not necessarily indicative of the operating results to be expected for a full year. The following is a summary of the significant accounting policies of the Company.

INVESTMENT VALUATION

Management values investments held by the Company based upon the principles and methods of valuation set forth in policies adopted by the Company's Board of Directors and in conformity with the Senior Facility and Statement of Preferences for the APS.

Investments listed on a recognized exchange, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Liquid investments not listed on a recognized exchange are valued by an approved nationally recognized security pricing service or by using either the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker-dealers. At September 30, 2005, all but 1.61% of the investments of the Company were valued based on prices from a nationally recognized exchange or nationally recognized third-party pricing service.

Investments not listed on a recognized exchange or priced by an approved source ("Unquoted Investments") are valued as follows for purposes of inclusion as permitted collateral in the borrowing base of the Senior Facility:

a) for semi-liquid investment positions with a value of $35 million or greater but less than $70 million, the most recent quote provided by an approved investment banking firm;

b) for semi-liquid investment positions with a value greater than $70 million, the most recent valuation provided by an approved third-party appraisal; and

c) for illiquid investment positions with a value of $35 million or greater, the most recent valuation provided by an approved third-party appraisal.

However, notwithstanding items (a) through (c), above, the Investment Manager may determine the market value of Unquoted Investments without obtaining a third party quote or appraisal, up to an aggregate of 5% of the total capitalization of the Company.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors. Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Company's assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager's valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The Investment Manager generally uses three methods to fair value securities:

(i) Cost Method. The cost method is based on the original cost of the securities to the Company. This method is generally used in the early stages of a portfolio company's development until significant positive or negative events occur subsequent to the date of the original investment by the Company in such company that dictate a change to another valuation method.

(ii) Private Market Method. The private market method uses actual, executed, historical transactions in a portfolio company's securities by responsible third parties as a basis for valuation. In connection with utilizing the private market method, the Investment Manager may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

(iii) Analytic Method. The analytical method is generally used by the Investment Manager to value an investment position when there is no established public or private market in the portfolio company's securities or when the factual information available to the Investment Manager dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is based on the judgment of the Investment Manager, using data available for the applicable portfolio securities.

INVESTMENT TRANSACTIONS

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of securities sold.

CASH AND CASH EQUIVALENTS

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

REPURCHASE AGREEMENTS

In connection with transactions in repurchase agreements, it is the Company's policy that its custodian take possession of the underlying collateral securities, for which the fair value exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

INVESTMENTS IN RESTRICTED SECURITIES

The Company may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of both the Statement of Investments in Securities of Unaffiliated Issuers and the Statement of Investments in Affiliates. Restricted securities, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

INVESTMENTS IN FOREIGN SECURITIES

The Company invests in securities traded in foreign countries and denominated in foreign currencies. At September 30, 2005, investments denominated in foreign currencies totaled approximately 6.72% of the Company's total cash and investments. All such open positions are converted at the closing rate in effect on September 30, 2005 and reported in U.S. dollars. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S dollars on the respective dates of such transactions. As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuations in foreign exchange rates. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Net unrealized foreign currency losses of $1,097,543 were included in net unrealized gains on investments at September 30, 2005.

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

OPEN OPTION CONTRACTS WRITTEN

During the year ended September 30, 2005, the Company entered into a put/call agreement with an unaffiliated counterparty with respect to certain shares held by the Company. Under the terms of the agreement, either the counterparty or the Company may cause a sale to the counterparty of 816,615 Series A common shares of Intentia International AB held by the Company at a variable strike price that increases at a rate of 12% per year, subject to certain conditions. The current agreement expires on March 31, 2006. At September 30, 2005, the strike price was equivalent to $2.77 per share, resulting in a liability of $410,913 with respect to the call option written, as reflected in the Statement of Assets and Liabilities. Accordingly, the put option had no value at September 30, 2005. The amount of the liability for the call option written is included in net assets applicable to common shareholders as a reduction of accumulated net unrealized gain on investments.

DEBT ISSUANCE COSTS

Costs of $7.6 million were incurred in connection with placing the Company's Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Company's operations.

EQUITY PLACEMENT AND OFFERING COSTS

Placement costs for the Company's common equity and APS capital were $14.0 million and $3.6 million, respectively. Offering costs totaled $1.0 million. These costs were charged to paid-in capital at the inception of the Company in 2004.

ORGANIZATION COSTS

Organization costs of $2.8 million were incurred in connection with the formation of the Company and expensed to operations at the inception of the Company in 2004.

PURCHASE DISCOUNTS

The majority of the Fund's high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and due to general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Company considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes for which, because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at year-end to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

DIVIDENDS TO COMMON SHAREHOLDERS

Dividends and distributions to common shareholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board of Directors and is generally based upon the taxable earnings estimated by the Investment Manager. Net realized capital gains are distributed at least annually. On December 30, 2004, the Board of Directors declared a dividend to common shareholders in the amount of $3.5 million, which was paid on January 31, 2005. The Company paid a second dividend to common shareholders in the amount of $1.0 million on June 30, 2005. On September 30, 2005, the Board of Directors declared a dividend to common shareholders in the amount of $5.0 million, which was paid on October 13, 2005.

INCOME TAXES

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Capital accounts within the financial statements are adjusted at year end for permanent book and tax differences. These adjustments have no impact on nets assets or the results of operations.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions, the timing of the deductibility of certain expenses, and the recognition of dividends declared but not paid, and will reverse in subsequent periods.

Permanent book and tax basis differences may result in reclassifications among undistributed (or distributions in excess of) net investment income, accumulated net realized gain, and paid-in capital. These differences are primarily due to non-deductible expenses, a 2004 tax-basis net operating loss, and differing book and tax treatments for short-term realized gains.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at September 30, 2005 were as follows:

      Unrealized appreciation                               $  39,459,387
      Unrealized depreciation                                  (6,867,668)
                                                            -------------
      Net unrealized appreciation (depreciation)               32,591,719
                                                            -------------

      Cost                                                  $ 399,762,617

USE OF ESTIMATES

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

3. ALLOCATIONS AND DISTRIBUTIONS

On May 9, 2005, the Series S preferred share (see Note 7) was retired and the Investment Management Agreement was amended such that all amounts formerly distributable to the Series S preferred shareholder as set forth in such agreement became payable to the

Investment Manager as a performance fee. Accordingly, distributions made to common shareholders and performance fees distributable to the Investment Manager with respect to any accounting period are determined as follows:

a) First, 100% to the common shareholders based on their respective proportionate capital contributions as of the end of such accounting period until the amount distributed to each common shareholder, together with amounts previously distributed to such shareholder, equals an 8% annual weighted-average return on undistributed capital attributable to the common shares;

b) Then, 100% to the Investment Manager as a performance fee until the cumulative amount of such fees equals 25% of all amounts previously distributed to the common shareholders pursuant to clause (a) above; and

c) All remaining amounts: (i) 80% to the common shareholders based on their proportionate capital contributions as of the end of such accounting period and (ii) 20% to the Investment Manager as a performance fee.

The timing of distributions is determined by the Board of Directors. If the Company had liquidated all assets at September 30, 2005, performance fees payable to the Investment Manager would have been $6,624,752. A liability for this amount is reflected in the accompanying financial statements.

The retirement of the Series S share and corresponding amendment to the Investment Management Agreement as discussed above had no impact on any shareholder other than the Series S preferred shareholder.

APS dividend rates are determined by auction at periodic intervals and ranged from 3.70% to 3.80% per annum as of September 30, 2005.

The Series Z share dividend rate is fixed at 4% per annum.

4. MANAGEMENT FEES AND OTHER EXPENSES

Pursuant to the advisory agreement, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 1.25% of the sum of the total common commitments, APS and debt potentially issuable in respect of such common commitments, subject to reduction by the amount of the debt when no facility is outstanding and by the amount of APS when less than $1 million in liquidation value of preferred stock is outstanding. For purposes of computing the management fee, total committed capital is $1.422 billion consisting of $711 million of capital committed by investors to purchase the Company's common shares, $238 million of APS and $473 million of debt. In addition, the Investment Manager is entitled to a performance fee as discussed in Note 3, above.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers' and finders' fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

5. SENIOR SECURED REVOLVING CREDIT FACILITY

The Company has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility ("Senior Facility"). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $473 million ("Total Maximum Commitment"), subject to certain draw down criteria. Amounts drawn under the Senior Facility may be repaid, in whole or in part, at the election of the Company, and redrawn subject to the draw down criteria. The Senior Facility matures July 13, 2012, subject to extension by the lenders at the request of the Company for one 12-month period. Amounts outstanding under the Senior Facility at September 30, 2005 totaled $185 million. Borrowings under the Senior Facility at September 30, 2005 consisted of a $105 million revolving loan due on October 31, 2005, a second revolving loan of $30 million due on October 13, 2005 and $50 million borrowed on the swingline facility which was due to be repaid or converted to a revolving loan by the Company no later than October 13, 2005. As of September 30, 2005, interest payable on amounts outstanding under the Senior Facility was $105,791. During the nine months ended September 30, 2005, daily weighted-average debt outstanding was $37,600,733. The weighted-average interest rate on debt outstanding during the nine months ended September 30, 2005 was 3.77%. Interest payments made under the Senior Facility totaled $973,466 for the period from January 1, 2005 to September 30, 2005.

Advances under the Senior Facility bear interest, at the issuer's option, at either (i) the Eurodollar Rate or Commercial Paper Rate for interest periods of one, two, three, or six months plus 0.43% per annum; or (ii) the higher of (x) the "Prime Rate" plus 0.43% per annum and (y) the "Federal Funds Effective Rate," plus 0.50% per annum. Additionally, advances under the swingline facility will bear interest at the LIBOR Market Index Rate plus 0.43% per annum. Interest payments vary from monthly to quarterly based on the nature of the advance.

In addition to amounts due on outstanding debt, the Senior Facility accrues fees of 0.20% per annum for the first 550 days following the inception of the Company, and 0.30% thereafter, on the difference between the Total Maximum Commitment and the outstanding balance on the Senior Facility, provided that certain minimum borrowing amounts are achieved based on the table below. In the event the minimum borrowing amounts are not met or exceeded during the respective fee periods, the fees will accrue at 0.43% per annum on the Minimum Borrowing Amount as defined in the table below, in addition to 0.20% per annum for the first 550 days following the inception of the Company, and 0.30% thereafter on the difference between the Total Maximum Commitment and the Minimum Borrowing Amount.

PERIOD                                           MINIMUM BORROWING AMOUNT
--------------------------------------------     -------------------------------
From Closing Date to End of Month 10
following the Closing Date                       0% of Total Maximum Commitment

From Beginning of Month 11 to End of
Month 15 following the Closing Date              15% of Total Maximum Commitment

From Beginning of Month 16 to End of
Month 20 following the Closing Date              30% of Total Maximum Commitment

From Beginning of Month 21 to End of
Month 24 following the Closing Date              40% of Total Maximum Commitment

From Beginning of Month 25 to Maturity           75% of Total Maximum Commitment

6. COMMITMENTS, CONCENTRATION OF CREDIT RISK AND OFF-BALANCE SHEET RISK

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company's securities activities involve executions, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers, dealers and the Company's custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

7. PREFERRED CAPITAL

In addition to the APS capital described in Note 1, the Company had one Series S preferred share authorized but unissued and 400 Series Z preferred shares authorized, issued and outstanding as of September 30, 2005.

SERIES S PREFERRED SHARE

The Company had issued one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates. On May 9, 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share. Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance fee currently payable to the Investment Manager pursuant to Note 3, above. The Series S preferred share ranked on par with the APS and Series Z preferred shares and voted with them as a single class. The Series S preferred share was redeemable at liquidation preference at any time if the investment advisory agreement with TCP was terminated for any reason. The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

The Company may, if it receives approval from the staff of the SEC for such an arrangement, again issue a share of its Series S preferred shares, and pay such dividends on such Series S preferred share as were payable prior to the retirement of the Series S preferred share. If the Company implements this structure, the amount of distributions paid by the Company pursuant to Note 3 will not change.

SERIES Z PREFERRED SHARES

The Company issued 400 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 4% of liquidation preference. The Series Z preferred shares rank on par with the APS with respect to the payment of dividends and distribution of amounts on liquidation, and vote with the APS as a single class. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

8. SHAREHOLDERS' CAPITAL

Issuances of common stock to the Company's investors for the periods ending September 30, 2005 and December 31, 2004 were as follows:

     -------------------------------------------------------------------------------------------
                                                                                 Period from
                                                           Period from          July 13, 2004
                                                         January 1, 2005      (commencement of
                                                               to              operations) to
                                                       September 30, 2005     December 31, 2004
     -------------------------------------------------------------------------------------------
     Number of common shares issued                                 3,862                 13,063
     -------------------------------------------------------------------------------------------
     Gross proceeds from share issuance                $       71,100,000     $      248,850,000
     Offering costs                                                    --               (970,426)
     Equity Placement Costs                                            --            (14,068,750)
     APS placement costs                                               --             (3,570,000)
     -------------------------------------------------------------------------------------------
     Net proceeds                                      $       71,100,000     $      230,240,824
     ===========================================================================================

9. FINANCIAL HIGHLIGHTS

                                                                                                NINE
                                                                                            MONTHS ENDED
                                                                                         SEPTEMBER 30, 2005            2004(1)
                                                                                         ------------------     ------------------
Net assets applicable to common shareholders, beginning of period                        $      235,307,573     $               --

Net common shareholder contributions                                                             71,100,000            230,240,824

Investment operations:
         Net investment loss                                                                       (156,676)            (6,788,961)
         Net realized and unrealized gain                                                        21,561,001             17,537,421
         Distributions to preferred shareholders from net investment income                      (1,895,376)                    --
         Distributions to preferred shareholders from returns of capital                                 --               (432,049)
         Net change in reserve for potential distributions to preferred shareholders              1,539,793             (1,749,662)
                                                                                         ------------------     ------------------
    Net increase in net assets applicable to common shareholders resulting
       from operations                                                                           21,048,742              8,566,749

Distributions to common shareholders from net investment income                                  (6,000,000)            (3,500,000)

                                                                                         ------------------     ------------------
Net assets applicable to common shareholders, end of period                              $      321,456,315     $      235,307,573
                                                                                         ==================     ==================

PER COMMON SHARE:(2)
Net asset value, beginning of period                                                     $        18,013.01     $        17,382.68

Investment operations:

         Net investment income (loss)                                                                  8.63              (1,009.58)
         Net realized and unrealized gain                                                          1,325.44               2,092.16
         Distributions to preferred shareholders from net investment income                         (118.15)                    --
         Distributions to preferred shareholders from returns of capital                                 --                 (50.38)
         Net change in reserve for potential distributions to preferred shareholders                 118.81                (133.94)
                                                                                         ------------------     ------------------
    Total from investment operations                                                               1,334.73                 898.26

Distributions to common shareholders from net investment income                                     (354.51)               (267.93)

                                                                                         ------------------     ------------------
Net asset value, end of period                                                           $        18,993.23     $        18,013.01
                                                                                         ==================     ==================

Period return to common shareholders (3),(4)                                                            6.0%                   1.9%
Period return on invested assets (4),(5)                                                               13.0%                  14.1%

--------------------------------------------------------

(1)   The Fund commenced operations on July 13, 2004.

(2) Per share changes to net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(3) Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically-linked, time-weighted basis as described in Chapter 2 of AIMR Performance Presentation Standards Handbook (1997).

(4)   Not annualized for periods of less than one year.

(5) Return on invested assets is a time-weighted, geometrically-linked rate of return and excludes cash and cash equivalents.

                                                                                   NINE
                                                                               MONTHS ENDED
                                                                            SEPTEMBER 30, 2005             2004(1)
                                                                            ------------------      ------------------
RATIOS AND SUPPLEMENTAL DATA:
Ending net assets attributable to common
    shareholders                                                            $      321,456,315      $      235,307,574
Total expenses / average common equity (2)                                                11.8%                   17.3% (3)
Net investment loss / average common
    shareholder equity (2)                                                                -0.1%                   -8.7%
Portfolio turnover rate (4)                                                               34.3%                   17.8%
Weighted-average debt outstanding                                           $       37,600,733      $        7,389,535
Weighted-average number of shares                                                       15,850                   8,737
Average debt per share                                                      $         2,372.29      $           845.77

ANNUALIZED INCEPTION TO DATE PERFORMANCE DATA AS OF SEPTEMBER 30, 2005:
Internal rate of return (5)                                                               3.0%
Return on common equity (6)                                                               6.6%
Return on invested assets (7)                                                            23.2%

----------------------------------------------------------

(1)   The Fund commenced operations on July 13, 2004.

(2) Annualized. These ratios include interest expense but do not reflect the effect of dividend payments to preferred shareholders. The ratio of expenses to average net assets is higher and net investment income to average net assets is reduced in earlier periods due to the Company's relatively smaller base while the Company is ramping up.

(3)   Includes organization costs.

(4)   Not annualized for periods of less than one year.

(5) Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return ("IRR") is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced in earlier periods due to the equity placement and offering costs that were charged to paid-in capital and the organizational costs that were expensed at the inception of the Company. The IRR is lower than return on equity as the equity placement and offering costs did not have a P&L impact on the return on equity calculation.

(6) Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically-linked, time-weighted basis as described in Chapter 2 of AIMR Performance Presentation Standards Handbook (1997).

(7) Return on invested assets is a dollar-weighted, time-weighted, geometrically-linked rate of return and excludes cash and cash equivalents.

                      Special Value Opportunities Fund, LLC
                     (A Delaware Limited Liability Company)

       Portfolio Asset Allocation (% of Cash and Investments) (unaudited)

                               September 30, 2005

Portfolio Holdings by Investment Type

[THE FOLLOWING DATA WAS REPRESENTED IN THE FORM OF A PIE CHART]

Cash and Cash Equivalents               33.2%
Bank Debt                               35.5%
Equity and Equity Related Securities     7.5%
Corporate Fixed Income Securities       23.8%


Portfolio Holdings by Industry

[THE FOLLOWING DATA WAS REPRESENTED IN THE FORM OF A PIE CHART]

Cash and Cash Equivalents                                  33.2%
Automobiles                                                 4.7%
Diversified/Conglomerate Manufacturing                     13.2%
Personal Transportation                                    17.4%
Printing/Publishing                                         5.1%
Miscellaneous                                               3.1%
Telecommunications                                          4.6%
Leisure, Amusement, Motion Pictures and Entertainment       5.9%
Utilities                                                  12.8%